Filed Pursuant to Rule 497(e)
                                        File Number 33-45437

                         [MENTOR INVESTMENT GROUP LOGO]

                          AMERICA'S UTILITY FUND, INC.
                                 Supplement to
                         Prospectus dated May 3, 1999


Several changes to the Fund will be considered by shareholders at a special meeting of shareholders in October 1999. These changes are being proposed in connection with efforts to integrate the Mentor Family of Funds and the Evergreen Family of Funds, both of which are managed by affiliates of First Union National Bank.

1. CONVERSION INTO A SERIES OF A DELAWARE BUSINESS TRUST AND NAME CHANGE. Shareholders will be asked to consider a conversion of the Fund from a Maryland corporation into a series of a Delaware business trust. As part of the conversion, the Fund also expects to change its name to Evergreen America's Utility Fund.

2. INVESTMENT OBJECTIVE AND STANDARDIZATION OF INVESTMENT RESTRICTIONS. Shareholders will also be asked to consider adopting a policy of allowing the Trustees to change the Fund's investment objective without shareholder approval, and the standardization of the Fund's investment restrictions to bring them more closely in line with those of the Evergreen Funds.

3. FUND REORGANIZATION. Shareholders will also be asked to consider a merger of the Fund into an existing Evergreen Fund, Evergreen Utility Fund. If approved, this reorganization would occur in March 2000.

For information concerning Evergreen Utility Fund, please see the appropriate Evergreen prospectus.

IF YOU WOULD LIKE ADDITIONAL INFORMATION CONCERNING THE FUND OR EVERGREEN UTILITY FUND, PLEASE CALL MENTOR SERVICES COMPANY, INC. AT 1-800-869-6042.

                                                                 August 18, 1999
MK 1158